UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 2, 2004

THE DAVEY TREE EXPERT COMPANY
 (Exact name of Registrant as specified in its charter)

Ohio	0-11917	34-0176110
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1500 North Mantua Street
P.O. Box 5193
Kent, Ohio 44240
(Address of principal executive offices) (Zip Code)

(330) 673-9511
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

__     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

__     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

__     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

__    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(a) Not applicable.

(b) On December 2, 2004, Mr. Russell R. Gifford informed the Company that it was his intention not to stand for reelection as a Director of the Company at the next Annual Meeting of Shareholders scheduled for May 17, 2005.

Mr. Gifford has been a director of the Company since 1997 and presently is a member of the Audit Committee (Chairman) and Compensation Committee.

(c) Not applicable.

(d) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE DAVEY TREE EXPERT COMPANY
(Registrant)

Date: December 7, 2004	BY:	/s/ David E. Adante
David E. Adante
Executive Vice President, Chief Financial Officer and Secretary
(Principal Financial Officer)